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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                December 14, 2001

                                 SWS GROUP, INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


             DELAWARE                No. 0-19483         No. 75-2040825

   (State or other jurisdiction      (Commission         (IRS employer
         of incorporation)           File Number)      Identification No.)
--------------------------------------------------------------------------------


                           1201 ELM STREET, SUITE 3500
                               DALLAS, TEXAS 75270
          (Address, including zip code, of principal executive office)
        ----------------------------------------------------------------
        Registrants' telephone number, including area code: 214-859-1800

                        SOUTHWEST SECURITIES GROUP, INC.
                    ---------------------------------------
       (Registrant's former name or address, if changed since last report)

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Item 4. CHANGES IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANT

On December 14, 2001 the Board of Directors of SWS Group, Inc. (the "Company"), formerly Southwest Securities Group, Inc., upon recommendation by its Audit Committee, approved the engagement of PricewaterhouseCoopers LLP as its independent auditors for the year ending June 28, 2002, to replace the firm of KPMG LLP ("KPMG").

The reports of KPMG on the Company's consolidated financial statements as of and for the years ending June 29, 2001 and June 30, 2000, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audits of the Company's consolidated financial statements as of and for the years ended June 29, 2001 and June 30, 2000, and in the subsequent interim period through December 14, 2001, there were no disagreements with KPMG on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of KPMG would have caused KPMG to make reference to the matter in their report.

The Company has requested KPMG to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 20, 2001 is filed as Exhibit 16 to this Form 8-K.

Item 7. EXHIBITS.

(c) Exhibits. Exhibit 16. Letter from KPMG LLP regarding change in certifying accountant.



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       SWS GROUP, INC.
                       Date: December 20, 2001


                       By:   /s/ Stacy M. Hodges
                           ------------------------------------------------
                            Stacy M. Hodges
                            Executive Vice President, Chief Financial Officer
                              and Treasurer

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                                  EXHIBIT INDEX



EXHIBIT NO.                  DESCRIPTION OF EXHIBIT

16 Letter from KPMG LLP regarding change in certifying accountant.